UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

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CADENCE DESIGN SYSTEMS, INC. IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/CDNS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 4, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2017 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at:www.envisionreports.com/CDNS Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/CDNS to view the materials. Step 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 25, 2017 to facilitate timely delivery. 2NOT +02JGBE

Stockholder Meeting Notice Dear Stockholder: The 2017 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) will be held at the offices of Cadence located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on Thursday, May 4, 2017, at 1:00 p.m. Pacific Time. Proposals to be considered at the Annual Meeting: (1) To elect the eight directors named in the proxy statement to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal. (2) To approve the amendment and restatement of the Omnibus Equity Incentive Plan. (3) Advisory resolution to approve named executive officer compensation. (4) Advisory vote on the frequency of the advisory vote on named executive officer compensation. (5) To ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 30, 2017. (6) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors of Cadence recommends a vote FOR each of the eight director nominees for election, a vote for 1 YEAR on proposal 4 and a vote FOR proposals 2, 3 and 5. The Board of Directors of Cadence has fixed the close of business on March 7, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2017 Annual Meeting of Stockholders and any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote by internet or telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the 2017 Annual Meeting of Stockholders of Cadence Design Systems, Inc. Directions to the 2017 Annual Meeting of Stockholders of Cadence Design Systems, Inc. are available at Cadence’s corporate website at www.cadence.com. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/CDNS and click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Cadence Design Systems, Inc.” in the subject line.Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 25, 2017. 02JGBE